Putnam
Massachusetts
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGER

Richard P. Wyke

Municipal bond performance for the year ended May 31, 2000, may have been somewhat discouraging, but shareholders can take heart in the news that Putnam Massachusetts Tax Exempt Income Fund held up better than many of its peers. Furthermore, experience has taught us that uncertainty provides fertile ground for bargain hunters with conviction and patience. We have endeavored to make the most of the buying opportunities in the recent bond market selloff, positioning your fund for brighter days.

Total return for 12 months ended 5/31/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
----------------------------------------------------
  -2.20%  -6.83%   -2.85%  -7.47%   -2.50%  -5.69%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* HOPEFUL SIGNS EMERGE DESPITE UNCERTAINTIES

Bond markets have weathered some chilly uncertainty over these past several months. A whole host of factors, including strong economic growth, rising interest rates, even the Justice Department's antitrust case against Microsoft, have unnerved investors. It is not hard to understand why bond investors may overlook more favorable trends when they are bombarded with such headlines every day.

Despite a difficult year, there is evidence that the bond markets may have overcorrected under the circumstances. Inflation is holding steady at under 3%, and the health of the Massachusetts economy is strong, providing municipalities throughout the commonwealth with higher tax revenues and improving creditworthiness. Furthermore, the Federal
Reserve Board's war on inflation merits a vote of confidence for fixed-income securities down the road.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              37.6%

Transportation           10.4%

Water and sewer           6.9%

Housing                   4.8%

Waste management          2.8%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


For much of the fund's fiscal year, strong economic growth and the risk of higher inflation eroded the value of fixed-income investments, including municipal bonds. The Federal Reserve Board's hawkish, anti-inflation bent is strong medicine, but most analysts agree it is the best prescription. Bonds did experience a temporary reprieve in mid
February when the U.S. Treasury announced a buyback program of outstanding debt. This event, combined with rising expectations that the economy would begin to slow down in the second half of the year, sparked a rally in fixed-income markets.

* RISING RATES LEAD TO WIDER CREDIT SPREADS

New statistics came to light in March, April, and May, however, suggesting that the economy was not cooling down. Consumer spending -- the economy's growth engine for the past two years -- remains robust, and inflationary pressures exist. With investors' upbeat mood effectively squelched, municipal bond prices retreated for the balance of the reporting period. Interest rates at both ends of the yield curve began to climb again in expectation of more aggressive Fed tightening.
As the bond markets predicted, the Fed initiated its sixth and largest increase in May, half a percentage point, since it began its crusade in June 1999.

We believe, however, that the municipal bond market may slowly be approaching the point at which the news gets better. It may not seem like good news, but a responsible Fed that proactively seeks to contain inflation is good news for bond investors. True, Fed policy and rising interest rates have been the main reason for the choppy municipal bond market this year, but municipal bond yields are really not much higher and bond prices have not gone much lower than they were in October 1999.
Rather, it is the short-term Treasury rates and mortgage interest rates that have seen the greatest volatility.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 49.8%

AA/Aa -- 6.9%

A -- 17.3%

BBB/Baa -- 14.2%

BB/Ba -- 8.0%

B -- 1.6%

Other -- 2.2%

Footnote reads:
*As a percentage of market value as of 5/31/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality.
 Ratings will vary over time.


Putnam Massachusetts Tax Exempt Income Fund's class A shares were ranked in the top 20% of the tax-exempt income funds tracked by Lipper
Analytical Services for the 1-, 5-, and 10-year period ended May 31,
2000. The fund's class A shares ranked 11 out of 57 (19%), 7 out of 48
(15%), and 2 out of 18 (11%) for the 1-,5-, and 10-year periods, respectively.*


*Past performance is no guarantee of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary.


With the increase in interest rates has come a dramatic widening of credit spreads between lower-yielding higher-quality municipal bonds and higher-yielding lower-quality municipal bonds. This spread was most pronounced in January and March, and when possible, we took advantage of the more affordable prices in the lower end of the credit spectrum.
Normally a BBB-rated bond yields about one half percentage point more than a AAA-rated bond, but now we are seeing a three-quarter point difference between the two bonds, an extremely attractive yield difference that in our view, compensates investors for the slightly higher risk inherent in a BBB-rated bond.

* BIG DIG, HARVARD PILGRIM STIR UP MUNI MARKET

The widening of credit spreads in the health-care sector has been most dramatic for the Massachusetts municipal bond market. Since passage of the Balanced Budget Act in 1996 and its mandate for lower Medicare reimbursements, the health-care industry has experienced massive restructuring and cost-cutting programs. Citing large losses, Harvard
Pilgrim Health Care was forced to pull out of neighboring states where it had expanded in the early 1990s. When Harvard Pilgrim announced it had become insolvent, the fate of several Massachusetts hospitals awaiting payment for patient services came into question. We are closely monitoring the impact of this event on hospital investments in the fund but do not believe any holdings are at risk of significant credit deterioration at this time. However, these bonds are likely to remain under some pressure until the outlook for the sector as a whole improves.


"Now is a particularly good time to look at [municipals] since muni debt is paying as much as 30-year Treasuries -- and it's tax-exempt."

-- SmartMoney.com, April 20, 2000


Massachusetts general obligation (GO) bonds also came under pressure when budget overruns with the Big Dig construction project in Boston came to light, calling into question the state's creditworthiness.
However, after a thorough review by the U.S. Department of Transportation, the project will proceed with the state providing additional funding from higher tolls and surplus tax revenues.
Consequently, Massachusetts should not sustain any credit deterioration, especially given the currently strong economy. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* SIGNS OF SLOWING ECONOMY CALL FOR PATIENCE

It is difficult to know exactly when the economy will begin to slow and interest rates will begin to fall, but we do know that the signs are there: as of the end of the period, 30-year mortgage interest rates were close to 9%, corporate bond rates were also approaching 9%, and the lure of common stocks, particularly in the technology and telecommunications sector, was fading. These three indicators have historically correlated with a weakening economy, a slowdown in consumer spending, and lower interest rates.

Since the Fed's monetary policy acts with a lag, we continue to believe that inflation pressures remain tame and the Fed's rate increases will eventually take hold and slow the economy. The markets are likely to be unstable over the near term and we may see another rate increase, but once reports show that economic growth is slowing, bond markets, including the municipal bond market, should perform better.

The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam
Massachusetts Tax Exempt Income Fund is designed for investors seeking high current income free from federal and Massachusetts state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                                     Class A         Class B         Class M
(inception dates)                  (10/23/89)       (7/15/93)       (5/12/95)
                                   NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                           -2.20%  -6.83%  -2.85%  -7.47%  -2.50%  -5.69%
------------------------------------------------------------------------------
5 years                          24.99   19.05   20.96   19.06   23.12   19.12
Annual average                    4.56    3.55    3.88    3.55    4.25    3.56
------------------------------------------------------------------------------
10 years                         92.09   83.08   78.27   78.27   85.20   79.18
Annual average                    6.75    6.23    5.95    5.95    6.36    6.01
------------------------------------------------------------------------------
Life of fund                    100.11   90.67   84.84   84.84   92.44   86.24
Annual average                    6.76    6.28    5.97    5.97    6.37    6.04
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 05/31/00

                               Lehman Brothers Municipal          Consumer
                                       Bond Index               price index
----------------------------------------------------------------------------
1 year                                    -0.86%                    3.07%
----------------------------------------------------------------------------
5 years                                   28.55                    12.55
Annual average                             5.15                     2.39
----------------------------------------------------------------------------
10 years                                  94.58                    32.59
Annual average                             6.88                     2.86
----------------------------------------------------------------------------
Life of fund                             103.39                    36.39
Annual average                             6.94                     2.98
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year
(where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class
M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/90

                                 Lehman Brothers
               Fund's class A     Municipal Bond    Consumer price
Date            shares at POP         Index             index

5/31/90             9,529            10,000            10,000
5/31/91            10,492            11,008            10,495
5/31/92            11,747            12,089            10,813
5/31/93            13,252            13,535            11,161
5/31/94            13,506            13,869            11,416
5/31/95            14,647            15,137            11,780
5/31/96            15,351            15,828            12,121
5/31/97            16,605            17,141            12,392
5/31/98            18,069            18,750            12,601
5/31/99            18,720            19,627            12,864
5/31/00           $18,308           $19,458           $13,259

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,827 and no contingent deferred sales charges would apply;
a $10,000 investment in the fund's class M shares would have been valued at $18,520 ($17,918 at public offering price).


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


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/00

                                    Class A        Class B          Class M
------------------------------------------------------------------------------
Distributions (number)                12             12               12
------------------------------------------------------------------------------
Income                             $0.4990        $0.4397           $0.4716
------------------------------------------------------------------------------
Capital gains1                         --            --                --
------------------------------------------------------------------------------
  Total                            $0.4990        $0.4397           $0.4716
------------------------------------------------------------------------------
Share value:                     NAV     POP          NAV          NAV     POP
------------------------------------------------------------------------------
5/31/99                        $9.45   $9.92        $9.44        $9.45   $9.77
------------------------------------------------------------------------------
5/31/00                         8.74    9.18         8.73         8.74    9.03
------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate2           5.63%  5.37%        4.98%        5.33%   5.16%
-------------------------------------------------------------------------------
Taxable equivalent3              9.91   9.44         8.75         9.37    9.07
-------------------------------------------------------------------------------
Current 30-day SEC yield4        5.31   5.05         4.66         5.01    4.85
-------------------------------------------------------------------------------
Taxable equivalent3              9.34   8.88         8.19         8.81    8.53
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.13% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                             Class A         Class B         Class M
(inception dates)          (10/23/89)       (7/15/93)       (5/12/95)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                    1.64%  -3.17%   1.00%  -3.82%   1.46%  -1.83%
----------------------------------------------------------------------
5 years                  29.34   23.22   25.21   23.24   27.43   23.35
Annual average            5.28    4.26    4.60    4.27    4.97    4.29
----------------------------------------------------------------------
10 years                 94.82   85.47   80.97   80.97   88.02   81.95
Annual average            6.90    6.37    6.11    6.11    6.52    6.17
----------------------------------------------------------------------
Life of fund            104.92   95.25   89.24   89.24   97.04   90.69
Annual average            6.94    6.46    6.15    6.15    6.55    6.22
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended May 31, 2000


To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Massachusetts Tax Exempt Income Fund (the "fund") at May 31, 2000 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 7, 2000




THE FUND'S PORTFOLIO
May 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.5%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Massachusetts (91.6%)
-------------------------------------------------------------------------------------------------------------------
         $4,000,000 Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                    (Springhouse, Inc.), 6s, 7/1/28                                       BB-      $      3,190,000
          7,000,000 Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                    (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                            Baa1            7,221,060
          7,935,000 Boston, Wtr. & Swr. Commn. Rev. Bonds, Ser. A,
                    5 3/4s, 11/1/13                                                       A2              8,004,431
          5,000,000 City of Quincy, IFB (Quincy Hosp.), FSA,
                    5.92s, 1/15/11                                                        Aaa             4,743,750
          5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s, 3/1/20                              AAA             4,906,306
                    Lowell G.O. Bonds
          1,250,000 8.4s, 1/15/09                                                         Aaa             1,298,950
          2,455,000 8.3s, 2/15/05                                                         Aaa             2,585,729
                    MA Bay Trans. Auth. Rev. Bonds
          3,550,000 Ser. B, 6.2s, 3/1/16                                                  A1              3,723,063
          2,400,000 Ser. C, 6.1s, 3/1/23                                                  A1              2,490,000
          7,500,000 (Gen. Trans. Syst.), Ser. B, 5.9s, 3/1/24                             A1              7,828,125
          4,000,000 Ser. A, 5 1/2s, 3/1/12                                                A1              3,995,000
                    MA State G.O. Bonds
          5,075,000 AMBAC, 8.85s, 11/1/14 (acquired 5/11/98,
                    cost $6,660,938) (RES)                                                Aa3             6,001,188
          1,935,000 Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                    cost $2,401,142) (RES)                                                Aa3             2,099,475
          5,000,000 Ser. B, AMBAC, 6 1/4s, 7/1/20                                         Aaa             5,250,000
          4,150,000 Ser. C, 5 1/4s, 8/1/15                                                Aa3             3,885,438
                    MA State Dev. Fin. Agcy. Rev. Bonds
          3,420,000 (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                          BB-             2,979,675
          1,300,000 (Worcester Redev. Auth. Issue), 6s, 6/1/24                            AA              1,288,625
          1,750,000 (Boston Biomedical Research), 5 3/4s, 2/1/29                          Baa3            1,483,125
          2,000,000 (Eastern Nazarine College), 5 5/8s, 4/1/29                            BBB-            1,707,500
                    MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000 (St. Elizabeth Hosp.), Ser. E, FSA, 8.32s, 8/12/21                    Aaa3            2,132,500
          6,000,000 (Boston U.), Ser. L, MBIA, 8.787s, 10/1/31                            Aaa             5,505,000
                    MA State Hlth. & Edl. Fac. Auth. IFB
          7,500,000 (Beth Israel-Deaconess Hosp.), AMBAC,
                    7.255s, 7/1/25                                                        Aaa             7,903,125
          7,900,000 (New England Medical Ctr.), MBIA, 6.43s, 7/1/18                       Aaa             6,764,375
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          5,030,000 (Goddard Memorial Hos.), Ser. B, 9s, 7/1/15                           Baa3            5,139,704
          2,000,000 (Nichols College), Ser. B, 8 1/2s, 10/1/16                            BB-/P           2,125,000
          5,810,000 (Rehab. Hosp. Cape & Islands), Ser. A,
                    7 7/8s, 8/15/24                                                       AAA/P           6,470,888
          6,220,000 (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                      Ba1             6,503,383
          8,405,000 (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                       AAA/P           9,014,363
          1,900,000 (Sisters Providence Hlth. Syst), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             2,016,375
          1,550,000 (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                    A2              1,633,313
          3,880,000 (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18                     Aaa             4,088,550
          5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                  Aaa             5,300,000
          9,850,000 (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/12                        Aaa            10,441,000
          1,000,000 (Learning Ctr. For Deaf Children), Ser. C,
                    6 1/8s, 7/1/29                                                        BB                900,000
          7,250,000 (Newton-Wellesley Hosp.), Ser. E, MBIA,
                    6s, 7/1/25                                                            Aaa             7,059,688
          4,500,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            3,555,000
          3,665,000 (Williams College Issue), Ser. G, 5 1/2s, 7/1/14                      AA+             3,610,025
          2,250,000 (Cap Cod Hlthcare), Ser. B, 5.45s, 11/15/23                           BBB+            1,749,375
          3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                               BBB+            2,253,750
          4,250,000 (Boston College), Ser. K, 5 3/8s, 6/1/14                              A1              4,138,438
          3,000,000 (Partners Healthcare Sys.), Ser. B, 5 1/4s, 7/1/11                    A1              2,767,500
         10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28 (SEG)                     Aaa             8,887,500
         10,915,000 (Boston College), Ser. L, 4 3/4s, 6/1/31                              Aa3             8,718,356
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          6,000,000 (Residential Dev.), Ser. C, FNMA Coll.,
                    6.9s, 11/15/21                                                        Aaa             6,262,500
          2,000,000 (Residential Dev.), Ser. E, FNMA Coll.,
                    6 1/4s, 11/15/12                                                      Aaa             2,055,000
          2,000,000 Ser. E, AMBAC, 5.9s, 7/1/25                                           Aaa             1,900,000
          5,000,000 Ser. C, AMBAC, 5 5/8s, 7/1/40                                         AAA             4,462,500
                    MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA)
          6,500,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           6,901,505
          3,410,000 Ser. A, 9s, 7/1/15                                                    BB-/P           3,615,623
                    MA State Indl. Fin. Agcy. Rev. Bonds
          6,000,000 (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                    AAA/P           6,585,000
          3,705,000 (MA Tpk.), 9s, 10/1/20                                                AAA/P           3,822,782
          3,000,000 (1st Mtge. Stone Institution & Newton),
                    7.9s, 1/1/24                                                          BBB             3,030,000
          5,140,000 (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25                          B               5,776,075
          7,055,000 (Merrimack College), 7 1/8s, 7/1/12                                   AAA             7,487,119
          3,500,000 (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                            BBB             3,521,875
          1,165,000 (Clark U.), Ser. E, 7s, 7/1/12                                        A3              1,212,194
          2,605,000 (Clark U.), Ser. F, 7s, 7/1/11                                        A3              2,713,576
          3,000,000 (1st. Mtge. Brookhaven), Ser. A, 7s, 1/1/09                           BBB             3,078,750
          5,875,000 (American Hingham, Wtr. Treatment),
                    6 3/4s, 12/1/25                                                       BBB             5,970,469
                    MA State Indl. Fin. Agcy. Rev. Bonds
          6,000,000 (1st Mtge. Berkshire Retirement Home),
                    Ser. A, 6 5/8s, 7/1/16                                                BBB             5,827,500
          2,000,000 (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                          BBB             1,930,000
          1,255,000 (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10                      A-              1,244,015
          3,385,000 (Park School), 5.9s, 9/1/26                                           A3              3,164,975
          1,650,000 (Wentworth Inst. of Tech.), 5 3/4s, 10/1/28                           Baa1            1,503,563
          2,000,000 (Babson College), Ser. A, MBIA, 4 3/4s, 10/1/28                       Aaa             1,607,500
         12,250,000 (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                             Aaa             9,922,500
                    MA State Tpk. Auth. Rev. Bonds
          5,000,000 (Metropolitan Hwy. Syst.), Ser. A, 5 1/4s, 1/1/29                     Aaa             4,375,000
         20,100,000 Ser. A, MBIA, 5s, 1/1/37                                              Aaa            16,683,000
          2,400,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 5s, 1/1/39                                                     Aaa             1,983,000
          7,000,000 MA State Wtr. Pollution Abatement Rev. Bonds
                    (Pool Program), Ser. 5, 5 3/8s, 8/1/27                                Aaa             6,300,000
          5,000,000 MA State Wtr. Resources Auth. , FRB, 6.21s, 8/1/39
                    (acquired 3/9/00, cost $4,652,700) (RES)                              A1              4,475,000
                    MA State Wtr. Resources Auth. Rev. Bonds
         10,000,000 Ser. A, 6 1/2s, 7/15/19                                               A2             10,637,500
          2,900,000 Ser. C, MBIA, 5 1/4s, 12/1/15                                         A3              2,773,125
                    Somerville, Hsg. Auth. Rev. Bonds
                    (Clarendon-Hill Mtge.)
          2,000,000 GNMA Coll., 7.95s, 11/20/30                                           AAA             2,055,220
          1,250,000 GNMA Coll., 7.85s, 11/20/10                                           AAA             1,284,888
          1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s, 4/1/20                            Aaa               921,250
          2,985,000 Worcester Mtge. Rev. Bonds (Briarwood Issue),
                    9 1/4s, 12/1/22                                                       BB-             3,212,606
                                                                                                   ----------------
                                                                                                        341,654,258

Puerto Rico (6.9%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, G.O. Bonds
          1,700,000 FSA, 6 1/2s, 7/1/13                                                   AAA             1,876,375
          4,000,000 5 1/2s, 7/1/10                                                        Baa1            4,035,000
          8,100,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    3.4s, 12/1/15                                                         VMIG1           8,100,000
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          2,925,000 Ser. Y, MBIA, 6 1/4s, 7/1/13                                          Aaa             3,148,031
          5,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             5,012,500
          2,600,000 PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                    Rev. Bonds (Special Facilities-American Airlines),
                    Ser. A, 6.45s, 12/1/25                                                A3              2,574,000
          1,000,000 PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21                Aaa             1,055,000
                                                                                                   ----------------
                                                                                                         25,800,906
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $377,510,458) (b)                                      $    367,455,164
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $373,078,392.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $377,510,458, resulting in gross unrealized appreciation and depreciation of $8,961,886 and $19,017,180, respectively, or net unrealized depreciation of $10,055,294.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2000 was $12,575,663 or 3.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates at May 31, 2000, which are subject to change based on the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2000.

      The fund had the following industry group concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            Health care       37.6%
            Transportation    10.4

      The fund had the following insurance concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            MBIA              17.8%
            AMBAC             10.2

------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000
                             Aggregate Face    Expiration    Unrealized
                Total Value       Value           Date      Depreciation
------------------------------------------------------------------------
Muni Bond Index
(Short)         $1,395,000     $1,388,487       Sep-00        $(6,513)
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $377,510,458) (Note 1)                                        $367,455,164
-------------------------------------------------------------------------------------------
Cash                                                                              1,024,055
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    7,161,388
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              210,476
-------------------------------------------------------------------------------------------
Total assets                                                                    375,851,083

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         12,656
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               760,595
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,267,873
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        474,151
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           27,632
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,715
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,000
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              166,937
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               49,132
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,772,691
-------------------------------------------------------------------------------------------
Net assets                                                                     $373,078,392

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $391,279,113
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (246,148)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (7,892,766)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (10,061,807)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $373,078,392

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($259,478,749 divided by 29,687,518 shares)                                           $8.74
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.74)*                                $9.18
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($109,425,693 divided by 12,530,548 shares)+                                          $8.73
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,173,950 divided by 477,694 shares)                                                $8.74
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.74)**                               $9.03
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2000
Tax exempt interest income:                                                    $ 25,106,407
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,013,175
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      385,923
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,183
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,558
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               548,731
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               993,109
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                24,849
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              13,027
-------------------------------------------------------------------------------------------
Auditing                                                                             40,214
-------------------------------------------------------------------------------------------
Legal                                                                                 7,059
-------------------------------------------------------------------------------------------
Postage                                                                              20,749
-------------------------------------------------------------------------------------------
Other                                                                                41,644
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,107,221
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (205,913)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,901,308
-------------------------------------------------------------------------------------------
Net investment income                                                            21,205,099
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (920,391)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (115,443)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                               (30,724,712)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (31,760,546)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(10,555,447)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended May 31
                                                                    ------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 21,205,099     $ 20,666,067
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,035,834)      (1,175,225)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (30,724,712)      (5,834,626)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (10,555,447)      13,656,216
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (15,245,154)     (15,623,127)
--------------------------------------------------------------------------------------------------
   Class B                                                             (5,724,606)      (5,275,795)
--------------------------------------------------------------------------------------------------
   Class M                                                               (266,663)        (164,850)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (21,375,109)      31,754,164
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (53,166,979)      24,346,608

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     426,245,371      401,898,763
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $246,148
and $182,400, respectively)                                          $373,078,392     $426,245,371
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.45        $9.61        $9.31        $9.11        $9.21
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .50          .49          .51          .52          .54
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.71)        (.15)         .30          .21         (.10)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.21)         .34          .81          .73          .44
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.50)        (.50)        (.51)        (.53)        (.54)
------------------------------------------------------------------------------------------------
Total distributions                     (.50)        (.50)        (.51)        (.53)        (.54)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.74        $9.45        $9.61        $9.31        $9.11
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.20)        3.60         8.86         8.17         4.81
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $259,479     $298,243     $293,978     $280,402     $259,934
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .84          .97          .95          .96          .95
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.55         5.11         5.33         5.67         5.80
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 15.17         9.42        31.13        19.12        34.57
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.44        $9.61        $9.30        $9.10        $9.20
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .44          .43          .45          .46          .48
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.71)        (.16)         .30          .21         (.11)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.27)         .27          .75          .67          .37
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.44)        (.44)        (.47)        (.47)
------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.44)        (.44)        (.47)        (.47)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.73        $9.44        $9.61        $9.30        $9.10
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.85)        2.81         8.27         7.47         4.12
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $109,426     $122,654     $105,351      $85,192      $65,538
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.49         1.62         1.60         1.61         1.60
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.90         4.47         4.67         4.99         5.13
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 15.17         9.42        31.13        19.12        34.57
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.45        $9.61        $9.31        $9.10        $9.21
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .47          .46          .48          .50          .51
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.71)        (.15)         .30          .21         (.11)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.24)         .31          .78          .71          .40
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.47)        (.48)        (.50)        (.51)
------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.47)        (.48)        (.50)        (.51)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.74        $9.45        $9.61        $9.31        $9.10
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.50)        3.29         8.55         7.96         4.37
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,174       $5,349       $2,570       $2,839       $1,290
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.14         1.27         1.25         1.26         1.24
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.25         4.81         5.05         5.30         5.58
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 15.17         9.42        31.13        19.12        34.57
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2000

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 2000, the fund had a capital loss carryover of approximately $5,898,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,126,000    May 31, 2003
     2,014,000    May 31, 2004
       596,000    May 31, 2007
     2,162,000    May 31, 2008

E) Distributions to shareholders Income dividends are recorded daily by the fund and distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of post October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts, market discount and current year straddles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2000, the fund reclassified $32,424 to increase distributions in excess of net investment income and $37,288 to increase paid-in-capital, with an increase to accumulated net realized loss of $4,864. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2000, the fund had no borrowings against the line of credit.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to July 1, 1999, the management fee was based on (ii) above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 2000, fund expenses were reduced by $205,913 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $583 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2000, Putnam Retail Management, Inc. acting as underwriter received net commissions of $50,524 and $1,156 from the sale of class A and class M shares, respectively, and $319,763 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $2,691 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $58,429,861 and $81,866,529, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,596,184        $ 41,068,854
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  942,621           8,429,557
---------------------------------------------------------------------------
                                             5,538,805          49,498,411

Shares
repurchased                                 (7,409,585)        (66,211,334)
---------------------------------------------------------------------------
Net decrease                                (1,870,780)       $(16,712,923)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,428,064         $42,583,002
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  897,278           8,622,349
---------------------------------------------------------------------------
                                             5,325,342          51,205,351

Shares
repurchased                                 (4,345,147)        (41,754,222)
---------------------------------------------------------------------------
Net increase                                   980,195         $ 9,451,129
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,262,650         $20,346,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  372,562           3,328,320
---------------------------------------------------------------------------
                                             2,635,212          23,675,141

Shares
repurchased                                 (3,095,073)        (27,566,890)
---------------------------------------------------------------------------
Net decrease                                  (459,861)        $(3,891,749)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,303,119         $31,731,900
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  330,361           3,172,011
---------------------------------------------------------------------------
                                             3,633,480          34,903,911

Shares
repurchased                                 (1,610,664)        (15,460,661)
---------------------------------------------------------------------------
Net increase                                 2,022,816         $19,443,250
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    640,087          $5,912,990
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,114             117,306
---------------------------------------------------------------------------
                                               653,201           6,030,296

Shares
repurchased                                   (741,701)         (6,800,733)
---------------------------------------------------------------------------
Net decrease                                   (88,500)         $ (770,437)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,188,317         $11,361,770
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   12,069             115,843
---------------------------------------------------------------------------
                                             1,200,386          11,477,613

Shares
repurchased                                   (901,684)         (8,617,828)
---------------------------------------------------------------------------
Net increase                                   298,702         $ 2,859,785
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Classic Equity Fund *

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **
California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


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